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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  June 12, 2001
                        ---------------------------------


                      GLOBALSTAR TELECOMMUNICATIONS LIMITED
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)


Islands of Bermuda                   0-25456                          13-3795510
--------------------------------------------------------------------------------
(State or other                    (Commission                     (IRS Employer
jurisdiction of                    File Number)                   Identification
incorporation)                                                            Number


              Cedar House, 41 Cedar Avenue, Hamilton, Bermuda HM 12
            ---------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (441) 295-2244
                     ---------------------------------------



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Item 5. Other Events.
        -------------

     On June 12, 2001, Globalstar Telecommunications Limited ("GTL") received approval from the Nasdaq Listing Qualifications Department to transfer its listing to the Nasdaq SmallCap Market, effective at the opening of business on June 14, 2001.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GLOBALSTAR TELECOMMUNICATIONS
                                         LIMITED
                                        -----------------------------
                                          (Registrant)



Date: June 13, 2001                     By: /s/ Avi Katz
                                            ------------------------------
                                            Avi Katz
                                            Vice President and Secretary